                                                                    EXHIBIT 10.1



            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                         EXECUTIVE OFFICERS BONUS PLANS
                                DECEMBER 31, 2000

The following summarizes the terms of the bonus arrangements approved by the Company's Compensation Committee with respect to the Company's executive officers:

MALCOLM S. MORRIS, as Chairman of the Board and Co-Chief Executive Officer, shall receive in addition to his salary, 1% on the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholder, .75% of the profits from $20,000,001 to $40,000,000, .50% of the profits from $40,000,001 to $60,000,000 and .25% of the profits exceeding $60,000,000. For the calendar year 2000, Mr. Morris shall receive no less that $250,000 in bonus compensation. For the calendar year 2000, Mr. Morris received $250,000 in bonus compensation.

STEWART MORRIS, JR., as President and Co-Chief Executive Officer, shall receive in addition to his salary, 1% on the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholder, .75% of the profits from $20,000,001 to $40,000,000, .50% of the profits from $40,000,001 to $60,000,000 and .25% of the profits exceeding $60,000,000. For the calendar year 2000, Mr. Morris shall receive no less that $250,000 in bonus compensation. For the calendar year 2000, Mr. Morris received $250,000 in bonus compensation.

CARLOSS MORRIS, as Chairman of the Executive Committee, shall receive in addition to his salary, 1% of the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholder,
 .75% of the profits from $20,000,001 to $40,000,000, .50% of the profits from $40,000,001 to $60,000,000 and .25% of the profits exceeding $60,000,000. For the calendar year 2000, Mr. Morris shall receive no less than $165,000 in bonus compensation. For the calendar year 2000 Mr. Morris received $165,000 in bonus compensation.

STEWART MORRIS, as Vice Chairman of the Executive Committee, shall receive in addition to his salary, 1% of the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholder,
 .75% of the profits from $20,000,001 to $40,000,000, .50% of the profits from $40,000,001 to $60,000,000 and .25% of the profits exceeding $60,000,000. For the calendar year 2000, Mr. Morris shall receive no less than $165,000 in bonus compensation. For the calendar year 2000 Mr. Morris received $165,000 in bonus compensation.

MAX CRISP, as Senior Vice President - Finance, shall receive in addition to his salary, .5% of the first $50,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholder, .40% of the profits from $50,000,001 to $75,000,000, .30% of the profits from $75,000,001 to
$100,000,000 and .20% of the profits exceeding $100,000,000. For the calendar year 2000, Mr. Crisp shall receive no less than $126,000 in bonus compensation. For the calendar year 2000 Mr. Crisp received $126,000 in bonus compensation.